UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, OH 45247

(Address of principal executive offices)           (Zip code)

Marc E. Figgins, CFO 3777 West Fork Road, Cincinnati, OH 45247

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-661-3100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT	JUNE 30, 2003 — UNAUDITED

• Johnson Growth Fund

• Johnson Opportunity Fund
• Johnson Realty Fund
• Johnson Fixed Income Fund
• Johnson Municipal Income Fund

INVESTMENT ADVISER:

Johnson Investment Counsel, Inc.

3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170

OUR MESSAGE TO YOU
PERFORMANCE REVIEW
GROWTH FUND
OPPORTUNITY FUND
REALTY FUND
FIXED INCOME FUND
MUNICIPAL INCOME FUND
PORTFOLIO OF INVESTMENTS
GROWTH FUND
OPPORTUNITY FUND
REALTY FUND
FIXED INCOME FUND
MUNICIPAL INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
GROWTH FUND
OPPORTUNITY FUND
REALTY FUND
FIXED INCOME FUND
MUNICIPAL INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS
Trustees and Officers
Transfer Agent and Fund Accountant
SIGNATURES
EX-99CERT Certification
EX-99.906CERT Certification

JOHNSON MUTUAL FUNDS	June 30, 2003 — Unaudited

Our Message to You	1

Performance Review and Management Discussion
Growth Fund	2
Opportunity Fund	3
Realty Fund	4
Fixed Income Fund	5
Municipal Income Fund	6

Portfolio of Investments
Growth Fund	7-8
Opportunity Fund	9-10
Realty Fund	11
Fixed Income Fund	12-13
Municipal Income Fund	14-16

Statement of Assets and Liabilities	17

Statement of Operations	18

Statement of Changes in Net Assets
Stock Funds	19
Bond Funds	20

Financial Highlights
Growth Fund	21
Opportunity Fund	22
Realty Fund	23
Fixed Income Fund	24
Municipal Income Fund	25

Notes to the Financial Statements	26-31

Trustees, Officers, Transfer Agent, Fund Accountant, Custodian, Auditors, Legal Counsel	Back Page

OUR MESSAGE TO YOU

August 28, 2003

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2003 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The first six months of the year experienced a market rally sparked by a drastic change in investor sentiment. The war in Iraq proceeded successfully, and the economy continued to move forward. Stocks were then perceived to be less risky, and money flowed out of safer, lower-yielding investments into the market. Corporate profits improved for the fourth consecutive quarter, and continued growth is expected during the second half of this year. In addition, Congress passed legislation to reduce taxes on capital gains and dividends which will provide further economic stimulus.

Stocks rallied sharply in the second quarter of this year boosting the Standard and Poors 500 Index up 14.9% for the first six months of 2003. The second quarter of 2003 was the best quarter for stocks in four years. The question investors are currently asking is whether or not the rally can be sustained. Improved economic factors including a monetary policy that is still favorable, tax cut policies recently implemented, and positive earnings from corporations that have been better than expected should hopefully fuel a sustained long-term recovery in the equity markets.

The bond market was under in July. Rising interest rates have created concerns and kept the equity markets rather mixed. Much of the economic attention in the financial markets has recently been focused on the bond market volatility and the recent increase in long-term yields. While the yields in the fixed income markets have increased recently, interest rates are still historically at a 45 year low and should not be a constraint to economic recovery.

While we are positive about the fundamental backdrop for stocks at this time, it would be unrealistic to expect the pace of gains experienced in the second quarter to continue. Since expectations of the future drive the stock market, current prices already reflect some of the anticipated economic recovery. It would still be reasonable to expect tempered returns in the upper single digits should the economy and profit growth materialize as expected. The outlook for bonds in the short-term is not as positive, as interest rates will likely increase from these historically low levels, causing bond prices to decline and total returns to be low.

Thank you for your continued confidence by selecting Johnson Mutual Funds to serve your financial needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or questions.

Sincerely,

Timothy E. Johnson, President
Johnson Mutual Funds

GROWTH FUND	Performance Review — June 30, 2003 — Unaudited

	Growth Fund	S&P 500 Index

1992	$10000.00	$10000.00
3/93	10240.00	10437.80
6/93	10240.00	10491.20
9/93	10166.20	10762.00
1993	10596.80	11009.80
3/94	10246.00	10592.40
6/94	10009.20	10636.90
9/94	10233.40	11156.80
1994	10149.90	11154.60
3/95	10979.10	12240.90
6/95	11825.30	13409.30
9/95	12488.00	14475.10
1995	13358.50	15341.60
3/96	14059.80	16164.30
6/96	14393.30	16889.80
9/96	15008.50	17412.50
1996	15609.70	18861.70
3/97	15856.90	19367.40
6/97	18284.20	22748.80
9/97	19868.80	24452.80
1997	20911.00	25152.90
3/98	23679.50	28661.20
6/98	24380.30	29611.80
9/98	21938.80	26662.90
1998	26995.40	32341.30
3/99	27213.20	33953.00
6/99	27690.90	36366.00
9/99	26475.60	33808.00
1999	30047.70	38891.00
3/00	30278.40	39750.00
6/00	29382.10	38702.00
9/00	28139.70	38329.00
2000	26000.90	35302.00
3/01	22164.70	31105.00
6/01	24624.50	33021.00
9/01	20548.50	28174.00
2001	22729.60	30866.00
3/02	22116.50	30833.00
6/02	18677.70	26703.00
9/02	15701.00	22041.00
2002	16496.20	23901.00
3/03	15586.70	23155.00
6/03	17664.30	26719.00

For periods ending June 30, 2003:

		Average Annual
		Total Returns (a)
	6 Months
	Ended	1	5	10
	6/30/03	Year	Years	Years

Growth Fund	7.08%	-5.43%	-6.24%	5.60%
S&P 500 Index	11.76%	0.25%	-1.61%	10.08%

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The average annual total return numbers above include changes in the Fund’s or Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The Index does not include any fees. A shareholder cannot invest directly in the Standard & Poor’s 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	As of	As of
Top Ten Holdings:	6/30/03	12/31/02

General Electric	3.5%	3.2%
Pepsico	3.0%	2.6%
Pfizer	2.9%	2.0%	*
Wal-Mart Stores	2.7%	3.4%
American Int’l Group	2.6%	3.0%
Microsoft	2.6%	2.8%
Bank of New York	2.3%	2.1%	*
Target	2.3%	2.0%	*
Masco	2.3%	2.2%	*
Alcoa, Inc.	2.2%	1.8%	*
* Not in Top 10 as of 12/31/02.

How did the Growth Fund perform relative to the market?

The Johnson Growth Fund had a return of 7.08% in the first six months of 2003 compared to 11.76% for the Standard and Poors 500 Index. Within the Lipper universe of funds, the large-cap core funds had an average return of 10.38% and the large-cap growth funds had an average return of 12.25%.

In the first half of the calendar year, the stocks that performed best tended to be smaller capitalization or higher risk stocks. The largest 100 stocks in the S&P 500 Index had a capitalization-weighted price increase of 9.6%. The second through fifth capitalization quintiles had price increases of 11.3%, 15.9%, 13.3% and 21.4%. The Johnson Growth Fund has a weighted market capitalization of about $75 billion, well within the first quintile of the S&P 500 Index. Therefore, a portion of the underperformance of the Johnson Growth Fund can be attributed to its large capitalization and high quality style.

There were three sectors where the Growth Fund had a significant deviation from the sector weights within the S&P 500 Index during the period. Those sectors included finance, industrials and technology. Although the underweight in finance and industrial stocks did not significantly affect performance, the 23% underweight in technology did negatively affect the fund given that the technology sector was the best performing sector in the index as it outperformed the index by almost 9%.

Stock selection explains most of the underperformance relative to the S&P 500 Index benchmark for the six month period. As suggested above, the general fund characteristics of top quintile capitalization and below-market beta negatively affected performance. Individual stocks that had significant negative effects on performance included Cintas (-23%), Harley Davidson (-14%), Johnson & Johnson (-4%) and Alcoa (-3%).

It is not unusual that lower quality, high risk stocks perform best in the early stages of a market recovery as evidenced in recent months. It also would not be unusual for the market to broaden out to the higher quality stocks as the recovery continues. As a result, the Growth Fund should benefit from its emphasis on large-cap, high quality companies.

Growth Fund Objective:	Long-Term Capital Growth
Primary Asset Category:	Stocks of Larger-Sized Growth Companies

OPPORTUNITY FUND	Performance Review — June 30, 2003 — Unaudited

	Opportunity Fund	Russell MidCap Index	S & P Midcap Index (c)

1993
3/94	$10000.00	$10000.00	$10000.00
5/16/94	9980.00	9703.89	10011.70
9/94	10393.30	10255.90	10688.40
1994	10499.10	10006.70	10414.00
3/95	11094.20	11048.20	11267.50
6/95	12291.20	11972.60	12251.70
9/95	12879.70	13034.30	13447.10
1995	13152.20	13454.50	13636.60
3/96	14046.20	14264.20	14476.00
6/96	14364.50	14666.20	14893.40
9/96	14852.10	15125.50	15330.60
1996	16190.30	16010.60	16258.80
3/97	16018.80	15879.40	16017.40
6/97	18013.10	18033.30	18371.30
9/97	20450.60	20428.40	21323.70
1997	20603.90	20654.90	21499.90
3/98	23300.20	22702.10	23865.60
6/98	23331.30	22541.70	23353.40
9/98	20518.20	19199.90	19986.20
1998	24503.90	22740.00	25465.00
3/99	24133.60	22633.50	23836.00
6/99	25843.40	25090.50	27208.00
9/99	23676.60	22934.20	24943.00
1999	27604.80	26886.00	29233.00
3/00	30811.60	29597.50	32934.00
6/01	30125.60	28261.80	31849.00
9/00	31679.40	30186.50	35715.00
2000	29355.20	29103.80	34355.00
3/01	25950.90	26049.50	30563.00
6/01	28150.60	28533.10	34584.00
9/01	22125.90	23436.80	28896.00
2001	24978.20	27467.10	33230.00
3/02	25785.10	28633.20	36844.00
6/02	22555.40	25899.50	33414.00
9/02	18348.10	21331.70	28205.00
2002	19568.70	23021.50	29850.00
3/03	18807.60	22476.90	28527.00
6/03	21466.90	26581.90	33703.00

For periods ending June 30, 2003:

		Average Annual
		Total Return (a)
	6 Months
	Ended	1	5	9.1 Years
	6/30/03	Year	Years	(b)

Opportunity Fund	9.70%	-4.83%	-1.65%	8.73%
Russell MidCap Index (a)	15.47%	2.63%	3.35%	11.30%
S&P MidCap Index	12.41%	-0.73%	7.14%	12.43%

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The average annual total return numbers above include changes in the Fund’s or Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. Neither Index includes fees. A shareholder cannot invest directly in either index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Inception of the Opportunity Fund was May 16, 1994.

(c) The Russell MidCap Index is the established benchmark and the S&P MidCap is a supplementary benchmark.

	As of	As of
Top Ten Holdings:	6/30/03	12/31/02

T. Rowe Price Group	2.5%	2.0%	*
Ingersoll-Rand	2.2%	2.3%
Ross Stores	2.1%	1.5%	*
Barr Laboratories	2.1%	1.5%	*
Ethan Allen Interiors	2.1%	2.2%
Valspar Corporation	2.1%	2.4%
Weatherford International	1.9%	2.0%
Cintas	1.9%	0.0%	*
Anthem	1.9%	0.0%	*
CenturyTel	1.9%	0.7%	*
* Not in Top 10 as of 12/31/02.

How did the Opportunity Fund perform relative to the market?

The Johnson Opportunity Fund had a return of 9.70% in the first six months of 2003. The Russell MidCap Index had a return of 15.47%. Within the Lipper universe of funds, midcap core funds had an average return of 13.65% and midcap growth funds had an average return of 16.30%.

As was the case in the large-cap sector of the market, lower quality and higher risk were common qualities of the best performing midcap stocks. The best performing sectors included technology (+31%), telecommunications (+24%), health care (+21%) and utilities (+19%). Within these sectors, some of the best performing stocks were those with no earnings. This was particularly true for technology and telecommunications. Biotechnology was particularly strong in the healthcare sector. The utility sector witnessed the best performance coming from those companies that had large exposure to unregulated businesses.

The Opportunity Fund emphasizes higher quality companies with real earnings, improving cash flow returns on investment and asset growth. This was a prescription for underperformance relative to the index in the six month period. The technology sector was the largest contributor to the fund’s underperformance. The fund was consistently underweighted in this high-performing sector and the portfolio stocks in the sector significantly underperformed their industry counterparts. Additive to fund performance was the increase in health care stocks from a below-market weight at the beginning of the year to a 52% overweight at June 30. Health Care was the second best performing sector after technology and the portfolio stocks slightly outperformed the sector.

The next stage of the market recovery should be broader in the midcap area with higher quality stocks more fully participating. Such a trend would be expected to benefit the Opportunity Fund.

Opportunity Fund Objective:	Long-Term Capital Appreciation
Primary Asset Category:	Stocks of Medium/ Small-Sized Growth Companies

REALTY FUND	Performance Review — June 30, 2003 — Unaudited

$10,000 Initial Investment Since Inception

	Realty Fund	NAREIT Index

1997	$10000.00	$10000.00
3/98	9773.93	9953.00
6/98	9445.62	9497.00
9/98	8419.55	8498.00
1998	8143.90	8250.00
3/99	7721.37	7852.00
6/99	8573.65	8644.00
9/99	7814.70	7949.00
1999	7942.46	7869.00
3/00	8128.51	8057.00
6/00	9038.64	8906.00
9/00	9719.91	9587.00
2000	10024.80	9943.00
3/01	9636.68	10047.00
6/01	10455.70	11082.00
9/01	10099.20	10791.00
2001	10532.10	11310.00
3/02	11417.30	12244.00
6/02	11789.60	12858.00
9/02	10820.00	11695.00
2002	10900.70	11743.00
3/03	10987.20	11822.00
6/03	12276.90	13372.00

For periods ending June 30, 2003:

		Average Annual
		Total Return (a)
	6 Months
	Ended	1	5	5.5 Years
	6/30/03	Year	Years	(b)

Realty Fund	12.83%	4.01%	5.36%	3.78%
NAREIT Index	13.87%	4.00%	7.12%	5.43%

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The total return numbers above include changes in the Fund’s or Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The Index does not include any fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Inception of the Realty Fund was January 2, 1998.

	As of	As of
Top Ten Holdings:	6/30/03	12/31/02

Equity Office Properties	4.8%	4.0%
Equity Residential Properties	4.0%	4.0%
Boston Properties	3.9%	3.4%
Simon Property Group	3.8%	3.3%
Starwood Hotels	3.4%	2.1%*
Developers Diversified Realty	3.3%	2.9%
Prologis Trust	3.2%	2.8%
Vornado Realty Trust	3.1%	2.3%*
Rouse Company	3.0%	2.6%*
Archstone Smith Trust	3.0%	3.1%
* Not in the Top 10 as of 12/31/02.
How did the Realty Fund perform relative to the market?

The Realty Fund had a rate of return of 12.83% for the six months ending June 30, 2003 compared to a return of 13.87% for the National Association of Real Estate Investment Trusts Index (NAREIT Index). REITs continued to offer dividend yields well above other investment options, resulting in positive flow of funds into REIT securities. The NAREIT Index yield stands at 6.43% verses the 10 year Treasury yield of 3.52% and S&P 500 Index yield of 1.70%. This year, unlike the past couple of years, the returns of REITs have been more closely correlated with the general market averages. In 2000 through 2002, REITs were somewhat uncorrelated with other equities and behaved more similarly to fixed income investments. During uncertain times, investors search for investments that have more stability and a predictive source of income, which REITs possess. In addition, REITs are viewed as an attractive way for investors to diversify and purchase real estate investments.

For the first half of 2003, the retail property sector provided the greatest rate of return, up nearly 20%. The REITs in the retail property sector continue to have the strongest expected growth rate which is driving the performance. The Realty Fund has reduced its exposure to this group throughout 2003, as expectations that the higher growth was already reflected in the stock prices. This has not been the case to date, as the property type continues to perform well. Another contributor to the modest underperformance was the fund’s exposure to Office & Industrial as well as Apartment properties. These two groups continue to deliver below market returns. An improving economy should help the occupancy levels in the Office/ Industrial sector, while higher rates should push housing affordability back down, making apartments more attractive.

The Realty Fund continues to focus on higher quality properties without skewing the portfolio dramatically towards one particular property type. We believe that this focus on higher quality companies possessing strong management teams offers the best long term approach to investing in REITs and over time should provide the most appropriate level of risk and return for our shareholders.

Realty Fund Objective:	Long-Term Capital Growth and Above Average Income
Primary Asset Category:	Real Estate Related Equity Securities

FIXED INCOME FUND	Performance Review — June 30, 2003 — Unaudited

$10,000 Initial Investment Since Inception

		Lehman Intermediate Government
	Fixed Income Fund	Corporate Index

1992	$10000.00	$10000.00
3/93	10413.50	10352.60
6/93	10694.40	10576.20
9/93	11059.90	10814.90
1993	10954.50	10832.80
3/94	10580.10	10613.10
6/94	10404.70	10549.40
9/94	10418.90	10635.90
1994	10391.90	10623.70
3/95	10926.10	11090.00
6/95	11585.80	11644.00
9/95	11773.60	11836.00
1995	12231.10	12253.00
3/96	12045.80	12150.00
6/96	12061.50	12227.00
9/96	12275.60	12444.00
1996	12611.60	12749.00
3/97	12497.30	12734.00
6/97	12902.60	13109.00
9/97	13317.70	13463.00
1997	13675.90	13752.00
3/98	13892.30	13966.00
6/98	14189.80	14229.00
9/98	14971.40	14868.00
1998	14913.20	14912.00
3/99	14703.30	14884.00
6/99	14441.70	14825.00
9/99	14479.80	14961.00
1999	14363.70	14969.00
3/00	14546.90	15194.00
6/00	14654.40	15452.00
9/00	15100.10	15896.00
2000	15765.00	16484.00
3/01	16264.70	17043.00
6/01	16274.50	17157.00
9/01	17073.50	17947.00
2001	16778.20	17961.00
3/02	16685.10	17921.00
6/02	17357.30	18559.00
9/02	18218.60	19399.00
2002	18483.00	19728.00
3/03	18674.90	20025.00
6/03	19083.00	20570.00

For periods ending June 30, 2003:

		Average Annual
		Total Returns (a)
	6 Months
	Ended	1	5	10
	6/30/03	Year	Years	Years

Fixed Income Fund	3.56%	9.94%	6.10%	5.96%
Lehman Int. G/ C Index	4.27%	10.84%	7.65%	6.88%

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The average annual total return numbers above include changes in the Fund’s or Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The Index does not include any fees. A shareholder cannot invest directly in the Lehman Brothers Intermediate Government/ Corporate Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

$10,000 Initial Investment Since Inception

AAA	48.70%
AA	2.40
A	33.20
BBB	14.70
BB	1.00
How did the Fixed Income Fund perform relative to the market?

The Fixed Income Fund had a rate of return of 3.56% for the first six months of the year compared to a return of 4.27% for the Lehman Intermediate Government/ Credit Index. The total return for the Fund over the past year was 9.94% compared to 10.84% for the index. Interest rates fell to 50 year lows during the first six month period of the year as market fears of economic uncertainty and possible deflation drove rates lower. Ten year Treasury yields actually fell to 3.08% in June, but closed the six month period at 3.52%, slightly below the yield at the beginning of the year.

The Fund’s relative performance was affected mainly by its maturity structure. The Fund’s maturity structure was purposefully defensive against rising interest rates (shorter duration) and lagged the Index as rates moved lower. We remain committed to ensuring as much principal stability as possible in this very low interest rate environment (without sacrificing market yields) to guard against what we believe is an inevitable rise in rates. The Fund’s emphasis on corporate bonds was advantageous as corporate bonds substantially outperformed government bonds during the period.

We believe that the environment will be favorable for the Fixed Income Fund for the remainder of 2003. The Fund’s emphasis on corporate bonds should be beneficial with an improving economic landscape. Also, the aforementioned defensive maturity structure should ensure relative principal stability as interest rates move somewhat higher.

The Fixed Income Fund maintains its focus on high quality securities. Each security in the Fund is rated investment grade by the credit rating agencies and over 85% of the assets are rated “A” or higher as indicated in the Quality Allocation Chart on this page.

Fixed Income Fund Objective:	Income and Capital Preservation
Primary Asset Category:	Investment-Grade Government/ Corporate Bonds

MUNICIPAL INCOME FUND	Performance Review — June 30, 2003 — Unaudited

$10,000 Initial Investment Since Inception

		Lehman Five-Year G.O. Municipal
	Municipal Income Fund	Index

1993
3/94
5/16/94	$10000.00	$10000.00
9/94	10133.40	10150.50
1994	10081.20	10117.50
3/95	10505.60	10527.70
6/95	10713.10	10796.70
9/95	10971.50	11091.80
1995	11177.80	11295.10
3/96	11152.90	11331.50
6/96	11185.30	11380.70
9/96	11341.60	11567.00
1996	11560.80	11819.00
3/97	11505.10	11800.00
6/97	11786.00	12094.00
9/97	12047.00	12359.00
1997	12281.40	12586.00
3/98	12382.00	12733.00
6/98	12499.10	12862.00
9/98	12846.40	13216.00
1998	12919.40	13322.00
3/99	12984.00	13458.00
6/99	12699.00	13302.00
9/99	12789.60	13419.00
1999	12759.70	13415.00
3/00	12936.30	13571.00
6/00	13114.70	13789.00
9/00	13389.20	14062.00
2000	13841.60	14445.00
3/01	14165.90	14849.00
6/01	14236.60	14982.00
9/01	14624.90	15390.00
2001	14529.40	15309.00
3/02	14586.20	15410.00
6/02	15128.00	16032.00
9/02	15652.20	16570.00
2002	15725.60	16686.00
3/03	15782.60	16892.00
6/03	16030.20	17201.00

For periods ending June 30, 2003:

		Average Annual
		Total Returns (a)
	6 Months
	Ended	1	5	9.1 Years
	6/30/03	Year	Years	(b)

Municipal Income Fund	2.24%	5.96%	5.10%	5.31%
Lehman 5 Yr. G.O. Index	3.09%	7.29%	5.99%	6.14%

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The average annual total return numbers above include changes in the Fund’s or Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The Index does not include any fees. A shareholder cannot invest directly in the Lehman Five-Year General Obligation Municipal Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Inception of the Municipal Income Fund was May 16, 1994.

Quality Allocation

AAA	62.4%
AA	18.9
A	8.2
BBB	2.4
NR	8.1
How did the Municipal Income Fund perform relative to the market?

The Municipal Income Fund had a rate of return of 2.24% for the first six months of the year compared to a return of 3.09% for the Lehman 5-Year General Obligation Index. The fund slightly lagged the benchmark primarily due to the laddered maturity structure of the Fund versus the compact maturity structure of the benchmark (the compact maturity structure was beneficial as interest rates fell). The Fund maintains a diversified maturity structure to ensure its tax efficiency by limiting trading activity and the related capital gains.

The absolute and tax adjusted returns of the municipal market were not as strong in 2003 as they have been in recent years for two main reasons. First, the recently passed tax cut legislation reduced the tax paid on stock dividends to 15%. This makes dividend paying stocks competitive with municipals for after-tax, income oriented investors. Also, the credit quality of the municipal market is under pressure currently. Since the onset of recession in 2001, many states and local municipalities are facing economic challenges as tax revenues decrease. Currently, 21 states carry a negative outlook by at least one of the major rating agencies. It is important to note, however, the credit loss probability for municipal bonds is extremely low and for A-rated or higher municipal bonds, it is historically similar to AAA-rated taxable bonds.

To offset this building uncertainty in the market, the credit quality of the Municipal Income Fund remains very high. Over 65% of the securities in the Fund are rated AAA, the highest rating category, with approximately 95% of the assets rated in the highest three rating categories, AAA, AA, and A. These highly rated securities are considered to have adequate to strong protection of principal and interest payments, and should help provide a more stable portfolio in times of economic uncertainty. Over 99% of the income generated by the Fund is from Ohio municipal bonds, so most of the income earned is exempt from Ohio state income tax in addition to being exempt from federal income taxes.

Municipal Income Fund Objective:	Tax-Free Income and Capital Preservation
Primary Asset Category:	Intermediate-Term Ohio Municipal Bond

GROWTH FUND	Portfolio of Investments as of June 30, 2003 — Unaudited

Common Stocks	Shares	Dollar Value

Consumer Discretionary
Autozone, Inc.*	5,600	425,432
Harley Davidson, Inc.	16,000	637,760
Home Depot, Inc.	28,000	927,360
Kohls Corporation*	7,000	359,660
Newell Rubbermaid, Inc.	28,110	787,080
Ross Stores, Inc.	5,500	236,280
Target Corporation	27,000	1,021,680
Wal-Mart Stores, Inc.	22,500	1,207,575

Total Consumer Discretionary: 12.6%		$5,602,827
Consumer Staples
Alberto-Culver Company	8,500	434,350
Pepsico, Incorporated	30,000	1,335,000
Sysco Corporation	30,000	901,200
Walgreen Company	27,000	812,700

Total Consumer Staples: 7.9%		$3,483,250
Energy
ChevronTexaco Corporation	11,500	830,300
Exxon Mobil Corporation	23,782	854,012
Noble Corporation*	13,000	445,900

Total Energy: 4.8%		$2,130,212
Financial Services
American International Group, Inc.	21,000	1,158,780
Bank of New York Co., Inc.	36,000	1,035,000
Citigroup, Incorporated	22,600	967,280
Fannie Mae	12,500	843,000
Fifth Third Bancorp	15,330	880,249
Marshall & Ilsley Corporation	29,000	886,820
Merrill Lynch & Company, Inc.	21,000	980,280
National Commerce Financial Corp.	40,000	887,600

Total Financial Services: 17.2%		$7,639,009
Health Care
Abbott Laboratories	11,000	481,360
Anthem, Inc.*	12,000	925,800
Cardinal Health, Incorporated	14,440	928,492
Health Management Assoc., Inc.	42,000	774,900
Johnson & Johnson	13,900	718,630
Medtronic, Incorporated	9,000	431,730
Merck & Company, Inc.	14,500	877,975
Pfizer, Incorporated	37,000	1,263,550

Total Health Care: 14.5%		$6,402,437
Industrials
Cintas Corporation	23,270	824,456
General Electric Company	53,690	1,539,829
Grainger (W.W.), Inc.	18,250	853,370
Illinois Tool Works	13,000	856,050
Jacobs Engineering Group*	11,000	463,650
L-3 Communications Holdings*	21,600	939,384
Lockheed Martin Corporation	17,000	808,690
Masco Corporation	42,000	1,001,700

Total Industrials: 16.5%		$7,287,129
Information Technology
Affiliated Computer Services — A*	10,000	457,300
Cisco Systems, Inc.*	57,600	967,104
Fiserv, Inc.*	24,800	884,368
Intel Corporation	36,000	749,160
Microsoft Corporation	44,800	1,148,672
Nokia Corporation ADR **	44,000	722,920
Oracle Corporation*	35,370	424,794
Texas Instruments, Inc.	25,000	440,000

Total Information Technology: 13.1%		$5,794,318
Materials
Air Products and Chemicals	9,000	374,400
ALCOA	38,370	978,435
DuPont DeNemours & Co.	10,500	437,220

Total Materials: 4.0%		$1,790,055
Telecommunication Services
Alltel Corporation	18,210	878,086
SBC Communications, Inc.	34,000	868,700

Total Telecomm Services: 3.9%		$1,746,786

Total Common Stocks: 94.5%		$41,876,023
(Common Stock Identified Cost $44,053,205)
Mutual Funds
iShares Biotech Index Fund*	8,000	535,920
iShares S&P 500 Index Fund	6,500	635,570
S&P Depositary Receipts Trust	6,500	635,115

Total Mutual Funds: 4.1%		$1,806,605
(Mutual Fund Identified Cost $1,706,704)

 * Non-income producing security.
** American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

GROWTH FUND	Portfolio of Investments as of June 30, 2003 — Unaudited

Common Stocks	Shares	Dollar Value

Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 0.72% yield		611,549

Total Cash Equivalents: 1.4%		$611,549
(Cash Equivalents Identified Cost $611,549)
Total Portfolio Value: 100.0%		$44,294,177
(Total Portfolio Identified Cost $46,371,458)
Other Assets Less Liabilities: 0.0%		$10,882
Total Net Assets: 100.0%		$44,305,059

 * Non-income producing security.
** American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

OPPORTUNITY FUND                                 Portfolio of Investments as of June 30, 2003 — Unaudited

Common Stocks	Shares	Dollar Value

Consumer Discretionary
Autozone, Inc.*	7,000	531,790
Best Buy Company, Inc.*	10,000	439,200
Borgwarner, Inc	7,000	450,800
Chico’s FAS, Inc.*	30,000	631,500
Cox Radio, Inc.*	22,000	508,420
Ethan Allen Interiors, Inc	36,000	1,265,760
Mattel, Incorporated	27,000	510,840
Mohawk Industries, Inc.*	18,000	999,540
Ross Stores, Inc	30,000	1,288,800
Staples, Inc.*	62,500	1,146,875
TJX Companies, Inc.	40,000	753,600
Williams-Sonoma, Inc.*	30,000	876,000

Total Consumer Discretionary: 15.6%		$9,403,125
Consumer Staples
Alberto Culver Co. Class B	10,000	511,000
Performance Food Group Co.*	25,000	925,000

Total Consumer Staples: 2.4%		$1,436,000
Energy
Devon Energy Corporation	21,000	1,121,400
Noble Corporation*	25,000	857,500
Smith International, Inc.*	15,000	551,100
Weatherford International, Inc.*	28,000	1,173,200

Total Energy: 6.1%		$3,703,200
Financial Services
AMBAC Financial Group, Inc	15,000	993,750
Banknorth Group, Inc	43,000	1,097,360
Boston Properties, Inc	22,000	963,600
FNB Corporation	33,075	1,000,850
M & T Bank Corporation	5,000	421,100
Marshall & Ilsley Corporation	30,000	917,400
National Commerce Financial	48,000	1,065,120
T. Rowe Price Group	40,000	1,510,000
Waddell & Reed Financial, Inc	20,000	513,400

Total Financial Services: 14.0%		$8,482,580
Health Care
Advance PCS*	30,000	1,146,900
AmerisourceBergen Corp	14,000	970,900
Anthem, Inc.*	15,000	1,157,250
Bard (C.R.), Incorporated	10,000	713,100
Barr Laboratories, Inc.*	19,500	1,277,250
Biomet, Incorporated	23,750	680,675
Forest Labs, Inc. Class A*	18,000	985,500
Genzyme Corporation*	10,000	418,000
Health Management Assoc., A	45,000	830,250
IDEC Pharmaceuticals Corp.*	17,000	578,000
Medimmune, Inc.*	15,000	545,550
Quest Diagnostics, Inc.*	17,500	1,116,500
Schering AG-ADR* **	7,000	340,270
Stryker Corporation*	10,000	693,700
Techne Corporation*	10,000	303,400

Total Health Care: 19.4%		$11,757,245
Industrials
American Standard Companies*	7,000	517,510
Cintas Corporation	33,000	1,169,190
Donaldson Company, Inc.	16,000	711,200
Ingersoll-Rand Company	29,000	1,372,280
Jacobs Engineering Group, Inc.*	17,000	716,550
L-3 Communications Holdings, Inc.*	10,000	434,900
Republic Services, Inc. Class A*	32,000	725,440
United Rentals, Inc.*	44,000	611,160

Total Industrials: 10.4%		$6,258,230
Information Technology
Adobe Systems, Inc.	8,000	256,560
Affiliated Computer Services — A*	20,000	914,600
Altera Corporation*	20,000	328,000
Analog Devices, Inc.*	9,000	313,290
Celestica, Inc.*	35,000	551,600
Electronic Arts, Inc.*	15,000	1,109,850
Fiserv, Inc.*	18,000	641,880
Intuit, Inc.*	6,000	267,180
KLA-Tencor Corporation*	4,500	209,205
Lexmark International, Inc.*	8,000	566,160
Network Appliance, Inc.*	25,000	405,250
Nortel Networks Corporation*	65,000	177,450
Novellus Systems, Inc.*	5,000	183,100
Rudolph Technologies, Inc.*	17,000	271,320
Seibel Systems, Inc.*	19,000	181,260
Symantec Corporation*	6,000	263,160
Veritas Software Corporation*	15,000	430,050
Xilinx, Inc.*	10,000	253,100

Total Information Technology: 12.1%		$7,323,015
Materials
International Flavors & Fragrances	31,000	989,830
Praxair, Incorporated	7,000	420,700
Valspar Corporation	30,000	1,266,600

Total Materials: 4.4%		$2,677,130

 * Non-income producing security.
** American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

OPPORTUNITY FUND	Portfolio of Investments as of June 30, 2003 — Unaudited

Common Stocks	Shares	Dollar Value

Telecommunication Services
ADC Telecommunications, Inc.*	70,000	163,100
CenturyTel, Inc	33,000	1,150,050

Total Telecomm. Services: 2.2%		$1,313,150
Utilities
Ameren Corporation	25,000	1,102,500
National Fuel Gas Company	36,000	937,800
SCANA Corporation	20,000	685,600

Total Utilities: 4.5%		$2,725,900
Total Common Stocks: 91.1%		$55,079,575
(Common Stock Identified Cost $50,092,225)
Mutual Funds
Ishares S&P Smallcap 600	9,000	986,850

Total Mutual Funds: 1.6%		$986,850
(Mutual Funds Identified Cost $1,037,170)
Real Estate Investment Trusts
Equity Residential Properties Trust	28,000	726,600
Vornado Realty Trust	18,500	806,600

Total Real Estate Investment Trusts: 2.5%		$1,533,200
(Real Estate Investment Trust Identified Cost $1,544,166)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 0.72% yield		2,869,761

Total Cash Equivalents: 4.8%		$2,869,761
(Cash Equivalents Identified Cost $2,869,761)
Total Portfolio Value: 100.0%		$60,469,386
(Total Portfolio Identified Cost $55,543,322)
Other Assets Less Liabilities: 0.0%		$25,846
Total Net Assets: 100.0%		$60,495,232

 * Non-income producing security.
** American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

REALTY FUND                                                   Portfolio of Investments as of June 30, 2003 — Unaudited

Common Stocks	Shares	Dollar Value

Apartments
Apartment Investment and Management, Co.	16,745	579,377
Archstone Smith Trust	24,555	589,320
Avalon Bay Communities, Inc.	9,592	409,003
Equity Residential Properties Trust	30,450	790,178
Essex Property Trust, Inc.	9,070	519,258
Home Properties of New York	10,000	352,400
Post Properties, Inc.	12,000	318,000

Total Apartments: 17.9%		$3,557,536
Diversified
Catellus Development Corporation*	10,000	220,000
Cousins Properties, Inc.	11,400	318,060
The Rouse Company	15,500	590,550
Vorando Realty Trust	14,000	610,400

Total Diversified: 8.8%		$1,739,010
Health Care
Health Care Property Investors	6,000	254,100
Health Care REIT, Inc.	8,000	244,000

Total Health Care: 2.5%		$498,100
Lodging and Hotels
Marriott International, Class A	11,000	422,620
Starwood Hotels & Resorts	23,660	676,439

Total Lodging and Hotels: 5.5%		$1,099,059
Materials
Plum Creek Timber Co., Inc.	11,000	285,450

Total Materials: 1.4%		$285,450
Office and Industrial
Alexandria Real Estate Equities	9,000	405,000
AMB Property Corporation	13,200	371,844
Arden Realty Group, Inc.	13,000	337,350
Boston Properties, Inc.	17,675	774,165
Crescent Real Estate Equity Co.	17,900	297,319
Duke Realty Corp.	15,860	436,943
Equity Office Properties	35,280	952,913
First Industrial Realty Trust	13,180	416,488
Mack-Cali Realty Trust	9,795	356,342
Highwoods Properties, Inc.	20,000	446,000
Kilroy Realty Corporation	8,345	229,488
Liberty Property Trust	13,130	454,298
Mission West Properties	14,000	159,180
Prologis Trust	23,505	641,687
PS Business Parks, Inc.	6,000	211,800
SL Green Realty Corporation	11,200	390,768

Total Office and Industrial: 34.6%		$6,881,585
Retail
Commercial Net Lease Realty	26,000	448,240
Developers Diversified Realty	22,825	649,143
General Growth Properties	8,235	514,193
Kimco Realty Corporation	10,102	382,866
Macerich Company	13,330	468,283
Mills Corporation	13,000	436,150
Regency Centers Corporation	10,075	352,423
Simon Property Group, Inc.	19,100	745,473
Tanger Factory Outlet Centers	9,500	314,260
Taubman Centers	10,000	191,600
Weingarten Realty Investors	9,432	395,201

Total Retail: 24.6%		$4,897,832
Storage
Public Storage, Inc.	5,000	169,350
Shurgard Storage Centers	5,000	165,400

Total Storage: 1.7%		$334,750

Total Common Stocks: 97.0%		$19,293,322
(Common Stock Identified Cost $17,181,696)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 0.72% yield		486,103

Total Cash Equivalents: 2.5%		$486,103
(Cash Equivalents Identified Cost $486,103)
Total Portfolio Value: 99.5%		$19,779,425
(Total Portfolio Identified Cost $17,667,799)
Other Assets Less Liabilities: 0.5%		$96,682
Total Net Assets: 100%		$19,876,107

 * Non-income producing security.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME FUND                                       Portfolio of Investments as of June 30, 2003 — Unaudited

Fixed Income
Securities – Bonds	Face	Dollar Value

Bank and Finance
American General Finance, 8.125%, 8/15/09	120,000	148,950
American General Finance, 5.750%, 3/15/07	1,000,000	1,107,500
Bank One Corp., 9.875%, 3/01/09	250,000	330,625
Carramerica Realty Corporation, 6.625%, 3/01/05	1,050,000	1,120,875
Comerica Bank Subordinated Note, 6.875%, 3/01/08	250,000	292,188
Crestar Financial Corp., 6.500%, 1/15/08	500,000	568,750
First Union Corp., 7.500%, 7/15/06	200,000	231,500
Firstar Corp., 6.625%, 12/15/06	475,000	536,750
Household Finance Corporation, 6.000%, 5/01/04	1,000,000	1,038,750
Mellon Financial Co., 6.700%, 3/01/08	500,000	578,750
Merry Land and Investment Co., 7.250%, 6/15/05	500,000	546,250
NBD Bancorp, 7.125%, 5/15/07	400,000	461,500
PNC Funding Corp., 6.875%, 7/15/07	500,000	568,750
Provident Bank Corp., 6.375%, 1/15/04	500,000	485,000
Regency Centers LP, 7.400%, 4/01/04	500,000	521,875
Salomon Smith Barney, Inc., 5.875%, 3/15/06	1,000,000	1,097,500

Total Bank and Finance: 19.7%		$9,635,513
United States Government Agency Obligations (A)
FHLMC, 5.950%, 1/19/06	400,000	442,495
FHLMC, 6.005%, 12/08/05	200,000	220,846
FNMA, 3.500%, 10/15/07	2,000,000	2,040,000
FNMA, 4.375%, 10/15/06	1,000,000	1,077,500
FNMA, 5.625%, 5/14/04	1,000,000	1,039,080
Tennessee Valley Authority, 6.000%, 3/15/13	2,500,000	2,921,875

Total United States Government Agency Obligations: 15.8%		$7,741,796
United States Government Obligations
U.S. Treasury, 5.000%, 8/15/11	2,000,000	2,243,438
U.S. Treasury, 6.125%, 8/15/07	2,000,000	2,313,516
U.S. Treasury, 7.875%, 11/15/04	500,000	545,684

Total United States Government Obligations: 10.4%		$5,102,638
Industrial
Alberto-Culver Company, 8.250%, 11/01/05	425,000	477,594
ALCOA, Inc., 7.250%, 8/01/05	500,000	556,875
Cardinal Health, 4.450%, 6/30/05	1,000,000	1,051,250
Conoco Funding Company, 5.450%, 10/15/2006	500,000	551,875
C.R. Bard, Incorporated, 6.700%, 12/01/26	500,000	561,250
Devon Energy Convertible Bond, 4.900%, 8/15/08	500,000	510,000
Dover Corp., 6.250%, 6/01/08	500,000	575,625
General Electric Capital Corp., 5.000%, 2/15/07	1,000,000	1,086,250
General Electric Capital Corp., 6.000%, 6/15/12	1,000,000	1,128,750
Hertz Corp., 6.250%, 3/15/09	500,000	504,375
Hewlett Packard Company Convertible Bond, 0.000%, 10/14/17	500,000	273,750
Hewlett Packard Company Notes, 5.750%, 12/15/06	1,000,000	1,113,750
Honeywell, Inc., 7.125%, 4/15/08	400,000	468,500
Kraft Foods, Inc., 5.250%, 6/1/07	750,000	812,812
Lowes Companies, Inc.
8.250%, 6/01/10	500,000	629,375
McDonald’s Corp., 5.950%, 1/15/08	425,000	477,594
McKesson Corp., 6.400%, 3/01/08	400,000	441,000
The Tribune Company, 6.875%, 11/01/06	500,000	568,750

Total Industrial: 24.0%		$11,789,375
United States Government Agency Obligations – Mortgage Backed Securities (A)
FHLMC, 15 Year Gold, 7.000%, 3/01/11	55,764	59,301
FHLMC, 8.000%, 6/01/30	95,078	101,912
FHLMC, CMO Pool 2513 Class VK 5.500%, 9/15/13	1,908,977	1,988,726
FHLMC, CMO Pool 2517 Class VL 5.000%, 5/15/13	1,907,642	1,952,610
FNMA Series 2001-6 Class AD 5.750%, 11/25/28	756,920	763,090

The accompanying notes are an integral part of the financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2003 — Unaudited

Fixed Income
Securities – Bonds	Face	Dollar Value

United States Government Agency Obligations – Mortgage Backed Securities (A), continued
FNMA Series 253300, 7.500%, 5/01/20	142,086	151,899
GNMA, 5.500%, 2/15/17	918,158	966,075
GNMA Pool 2658, 6.500%, 10/20/28	877,010	917,572
GNMA II Pool 2945, 7.500%, 7/20/30	283,001	299,008
GNMA Pool 780400, 7.000%, 12/15/25	76,374	81,051
GNMA Pool 780420, 7.500%, 8/15/26	47,688	50,907

Total United States Government Agency Obligations – Mortgage Backed Securities: 15.0%		$7,332,151
Utility
AT & T Corporation., 7.500%, 4/01/04	500,000	518,750
Bellsouth Communications, 5.875%, 1/15/09	500,000	561,875
Consolidated Edison of New York, 8.125%, 5/01/10	400,000	503,500
Florida Power & Light Group Capital, 7.375%, 6/01/09	500,000	601,250
GTE Corp., 7.510%, 4/01/09	600,000	719,250
Midwest Power Corporation, 7.000%, 2/15/05	200,000	216,250
National Rural Utilities, 5.700%, 1/15/10	500,000	558,125
Pacific Bell Debentures, 6.875%, 8/15/06	450,000	511,312
Virginia Electric Company, 8.000%, 3/01/04	500,000	521,875

Total Utility: 9.6%		$4,712,187
Total Fixed Income – Bonds: 94.5%		$46,313,660
(Fixed Income Identified
Cost $43,591,767)
Preferred Stocks
Bank One Capital I Preferred Stock Callable 9/20/04 @ $25	5,000	133,450
Equity Office Properties Trust Preferred Stock	20,000	994,000

Total Preferred Stock: 2.3%		$1,127,450
(Preferred Stock Identified Cost $1,053,500)
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 0.72% yield		1,136,652

Total Cash Equivalents: 2.3%		$1,136,652
(Cash Equivalents Identified Cost $1,136,652)

Total Portfolio Value: 99.1%		$48,577,762
(Total Portfolio Identified Cost $45,781,919)
Other Assets Less Liabilities: 0.9%		$435,997

Total Net Assets: 100.0%		$49,013,759

(A) Abbreviations:
FHLB:	Federal Home Loan Bank
FHLMC:	Federal Home Loan Mortgage Corporation
FNMA:	Federal National Mortgage Association
GNMA:	Government National Mortgage Association
TVA:	Tennessee Valley Authority

The accompanying notes are an integral part of the financial statements.

MUNICIPAL INCOME FUND                                    Portfolio of Investments as of June 30, 2003 — Unaudited

Municipal Income
Securities – Bonds	Face	Dollar Value

General Obligation – City
Akron, OH, 5.000%, 12/01/03	400,000	406,760
Akron, OH, 5.000%, 12/01/05	100,000	108,654
Columbus, OH, 12.375%, 2/15/07	25,000	34,047
Columbus, OH, Series 2, 5.000%, 6/15/10	100,000	112,937
Columbus, OH, Tax Increment Financing, (AMBAC Insured), 4.900%, 12/01/11	150,000	165,884
Dayton, OH, General Obligation (AMBAC Insured), 4.450%, 12/01/12	100,000	108,062
Dayton, OH, 7.625%, 12/01/06	100,000	119,149
Deerfield Township, OH, (MBIA Insured), 4.750%, 12/01/10	100,000	112,628
Forest Hills, OH, 4.900%, 12/01/04	100,000	105,233
Loveland, OH, (AMBAC Insured), 4.900%, 12/01/08	100,000	112,207
Vandalia, OH, 4.800%, 12/01/03	75,000	76,190
Warder Library, OH, 6.250%, 12/01/03	135,000	137,916
Washington Township, OH, 4.650%, 12/01/05	75,000	80,388
Westlake, OH, 4.900%, 12/01/04	50,000	52,674
Youngstown, OH, (AMBAC Insured), 5.100%, 12/01/11	100,000	114,900

Total General Obligation – City: 19.5%		$1,847,629
General Obligation – County
Belmont County, OH (MBIA Insured), 4.500%, 12/01/11	155,000	168,983
Belmont County, OH (MBIA Insured), 5.100%, 12/01/05	50,000	54,483
Delaware County, OH, 5.250%, 12/01/06	50,000	54,842
Hocking County, OH, 4.900%, 12/01/06	50,000	54,775
Knox County, OH, 4.750%, 12/01/09	60,000	66,725
Portage County, OH, (MBIA Insured), 5.150%, 12/01/07	75,000	85,104
Trumbull County, OH, (AMBAC Insured), 5.250%, 12/01/05	50,000	54,660

Total General Obligation – County: 5.7%		$539,572
General Obligation – State
Ohio State Unlimited Common School Facilities, 4.500%, 6/15/17	100,000	103,866

Total General Obligation – State: 1.1%		$103,866
Higher Education
Bowling Green State University, (FGIC Insured), 5.000%, 6/01/08	155,000	175,133
Ohio State Higher Education Facilities, Denison University, 4.900%, 11/01/05	75,000	80,900
University of Cincinnati, Ohio General Receipts, 4.750%, 6/01/06	50,000	54,596

Total Higher Education: 3.3%		$310,629
Hospital/ Health
Franklin County, OH, Children’s Hospital Project, 5.200%, 11/01/04	50,000	52,496
Franklin County, OH, Series 1980 (Grant Hospital) (Prerefunded), 10.250%, 12/01/13	65,000	67,412
Hamilton County, OH, Hospital Children’s Hospital Medical Center, (MBIA Insured), 5.250%, 5/15/10	100,000	111,959
Hamilton County, OH, Hospital Facility Revenue, Children’s Hospital, (FGIC Insured), 5.000%, 5/15/06	50,000	54,729
Hamilton County, OH, Twin Towers Health Care Facility, 5.250%, 10/01/09	100,000	108,646
Lorain County, OH, Hospital Facility Revenue, Catholic Healthcare Partners, (MBIA Insured), 6.000%, 9/01/07	50,000	57,840
Lorain County, OH, Revenue Bond, Catholic Healthcare Partners Project (AMBAC Insured), 5.200%, 09/01/10	100,000	114,254

 * Non-income producing security.

The accompanying notes are an integral part of the financial statements.

MUNICIPAL INCOME FUND                                    Portfolio of Investments as of June 30, 2003 — Unaudited

Municipal Income
Securities – Bonds	Face	Dollar Value

Hospital/Health, continued
Montgomery County, OH Hospital (Prerefunded), 5.500%, 12/01/10	100,000	114,940
Warren County, OH, Hospital (Prerefunded), 7.300%, 11/15/14	250,000	260,870

Total Hospital/ Health: 10.0%		$943,146
Revenue Bonds – Electric
Hamilton, OH Electric, Variable Rate (FSA Insured), 1.020%, 10/15/23	250,000	250,000
Weatherford, TX Utility System Revenue, (MBIA Insured), 5.100%, 9/01/03	50,000	50,340

Total Revenue Bonds – Electric: 3.2%		$300,340
Revenue Bonds – Transportation
Butler County, OH, Transportation Improvement, (FSA Insured), 5.500%, 4/01/09	100,000	115,431
Ohio State Turnpike Revenue, (Prerefunded), 5.500%, 2/15/26	110,000	123,423
Ohio State Turnpike Revenue, (Prerefunded), 5.750%, 2/15/24	125,000	131,245

Total Revenue Bond – Transportation: 3.9%		$370,099
Revenue Bonds – Water and Sewer
Akron, OH, Sewer System, (MBIA Insured), 5.500% 12/01/07	50,000	56,670
Butler, OH, Waterworks System, (FSA Insured), 4.400% 12/01/10	100,000	109,854
Cleveland, OH, Waterworks First, Mortgage, Series G (MBIA Insured), 5.250%, 1/01/04	50,000	51,083
Cleveland, OH, Waterworks Revenue, Series I (FSA Insured), 5.250%, 1/01/10	100,000	112,802
Columbus, OH, Water and Sewer, 5.000%, 11/01/06	100,000	110,733
East Muskingum, OH Water District, Water Resource Revenue, (AMBAC Insured), 4.500%, 12/01/12	200,000	220,316
Gulf Coast, TX, Waste Disposal Project, 8.375%, 6/01/05	100,000	113,126
Lorain, OH, Water System, (AMBAC Insured), 4.750%, 4/01/04	50,000	51,444
Montgomery County, OH, Solid Waste, (MBIA Insured), 5.125%, 11/01/08	50,000	54,768
Nashville and Davidson, TN 7.700%, 01/01/12	25,000	31,993
Northeast OH, Reg’l Sewer District (AMBAC Insured), 5.500%, 11/15/12	100,000	109,565
Ohio State Water Development 5.500%, 12/01/06	250,000	282,060
Southwest OH, Reg’l Water District (MBIA Insured), 5.250%, 12/01/05	50,000	54,660
Warren County, OH Water and Sewer Line Extension, Special Assessment Bonds, 5.500%, 12/01/03	50,000	50,939

Total Revenue Bond – Water & Sewer: 14.9%		$1,410,013
School District
Beavercreek, OH, Special Obligation Tax Anticipation Note, 4.250%, 12/01/06	100,000	106,056
Columbus, OH, Linden Elementary Construction (FSA Insured), 5.500%, 12/01/21	100,000	111,251
Euclid, OH (FSA Insured), 5.500%, 12/01/03	135,000	137,558
Fairfield, OH, (FGIC Insured) 0.000%, 12/01/11*	100,000	74,935
Gallia County, OH, 5.000%, 3/01/04	25,000	25,630
Green Local, OH, (AMBAC Insured) Insured, 4.600%, 12/01/11	100,000	108,142
Indiana Valley, OH, (AMBAC Insured), 5.500%, 12/01/06	50,000	55,861

 * Non-income producing security.

The accompanying notes are an integral part of the financial statements.

MUNICIPAL INCOME FUND                                    Portfolio of Investments as of June 30, 2003 — Unaudited

Municipal Income
Securities – Bonds	Face	Dollar Value

School District, continued
Kings Local, OH, 6.400%, 12/01/13	150,000	189,891
Lakota, OH, 6.250%, 12/01/14	100,000	111,736
Louisville Local, OH, (FGIC Insured) 0.000%, 12/01/05*	200,000	191,406
Loveland, OH, 4.400%, 12/01/08	100,000	110,126
Mason, OH, 4.000%, 12/01/06	200,000	215,386
Northwestern, OH, 4.650%, 12/01/06	105,000	114,165
Southwestern City, OH, Franklin and Pickaway County, 6.250%, 12/01/05	50,000	51,489
Sycamore, OH, Community (AMBAC Insured), 4.600%, 12/01/11	100,000	108,017
Sycamore, OH, Community Unlimited, 5.375%, 12/01/13	100,000	117,643
West Geauga, OH, (AMBAC Insured), 5.450%, 11/01/04	50,000	52,865
Westlake, OH, 4.850%, 12/01/03	100,000	101,612

Total School District: 21.0%		$1,983,769
State Agency
Ohio State Building Authority, Adult Correctional-Series A, 5.500%, 10/01/10	100,000	115,769
Ohio State Building Authority, (AMBAC Insured), 5.375%, 10/01/11	150,000	165,380
Ohio State Building Authority, Juvenile Correction Facilities, 4.375%, 10/01/12	100,000	106,989
Ohio State Building Authority, 9.750%, 10/01/05	75,000	85,594
Ohio State Building Authority, Ohio Center For The Arts, 5.450%, 10/01/07	100,000	113,756
Ohio State Building Authority, Toledo Government Center, 9.750%, 10/01/05	200,000	232,390
Ohio State Housing Finance Authority (GNMA) Collateral, 5.100%, 9/01/17	270,000	279,272
State of Ohio Parks and Recreation Bonds, 4.350%, 12/01/11	100,000	108,438
Ohio State Elementary and Secondary Education, (FSA Insured), 5.000%, 12/01/07	100,000	112,840
Ohio State Public Facilities Commission, (MBIA Insured), 4.700%, 06/01/11	100,000	111,971

Total State Agency: 15.2%		$1,432,399
Total Fixed Income – Municipal Bonds: 97.8%		$9,241,462
(Municipal Bonds Identified Cost $8,674,233)
Cash Equivalents
Federated Ohio Municipal Cash Trust 0.81% yield		149,545

Total Cash Equivalents: 1.6%		$149,545
(Cash Identified Cost $149,544)
Total Portfolio Value: 99.4%		$9,391,007
(Total Portfolio Identified Cost $8,823,778)
Other Assets Less Liabilities: 0.6%		$59,172
Total Net Assets: 100.0%		$9,450,179

 * Non-income producing security.

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2003 — Unaudited

STATEMENT OF ASSETS AND LIABILITIES

	Stock Funds			Bond Funds

				Fixed	Municipal
	Growth	Opportunity	Realty	Income	Income
	Fund	Fund	Fund	Fund	Fund

Assets:
Investment Securities at Market Value*	$44,294,177	$60,469,386	$19,779,425	$48,577,762	$9,391,007
Dividends and Interest Receivable	$46,138	$70,647	$112,489	$603,768	$64,267
Securities Sold Receivable	$0	$706,287	$0	$0	$0

Total Assets	$44,340,315	$61,246,320	$19,891,914	$49,181,530	$9,455,274

Liabilities:
Accrued Management Fees	$35,256	$48,190	$15,807	$34,271	$5,095
Securities Purchased Payable	$0	$702,898	$0	$133,500	$0

Total Liabilities	$35,256	$751,088	$15,807	$167,771	$5,095

Net Assets	$44,305,059	$60,495,232	$19,876,107	$49,013,759	$9,450,179

Net Assets Consist of:
Paid in Capital (see accompanying note #2)	$50,258,186	$62,212,363	$18,705,366	$46,235,320	$8,875,918
Undistributed Net Investment Income (Loss)	$131,280	$40,547	$37,203	$49,190	$8,724
Undistributed Net Realized Gain (Loss) from Security Transactions	$(4,007,126)	$(6,683,742)	$(978,088)	$(66,594)	$(1,692)
Net Unrealized Gain (Loss) on Investments	$(2,077,281)	$4,926,064	$2,111,626	$2,795,843	$567,229

Net Assets	$44,305,059	$60,495,232	$19,876,107	$49,013,759	$9,450,179
Shares Outstanding	2,237,005	2,464,997	1,423,584	2,940,327	565,512
Offering, Redemption and Net Asset Value Per Share	$19.81	$24.54	$13.96	$16.67	$16.71
*Identified Cost of Securities	$46,371,458	$55,543,322	$17,667,799	$45,781,919	$8,823,778

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2003 — Unaudited

STATEMENT OF OPERATIONS

	Stock Funds			Bond Funds

				Fixed	Municipal
	Growth	Opportunity	Realty	Income	Income
	Fund	Fund	Fund	Fund	Fund

	Period Ended	Period Ended	Period Ended	Period Ended	Period Ended
	6/30/2003	6/30/2003	6/30/2003	6/30/2003	6/30/2003

Investment Income:
Interest	$4,522	$9,241	$3,604	$1,190,131	$192,885
Dividends	$322,962	$295,532	$569,073	$26,250	$0

Total Investment Income	$327,484	$304,773	$572,677	$1,216,381	$192,885

Expenses:
Gross Management Fee	$206,531	$278,133	$90,291	$234,272	$47,168
Management Fee Waiver (See accompanying note #3)	$(10,327)	$(13,907)	$(4,515)	$(35,141)	$(16,509)

Total Expenses	$196,204	$264,226	$85,776	$199,131	$30,659

Net Investment Income (Loss)	$131,280	$40,547	$486,901	$1,017,250	$162,226
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$(825,902)	$(2,185,095)	$28,939	$649,865	$952
Net Unrealized Gain (Loss) on Investments	$3,625,839	$7,595,545	$1,769,016	$(35,967)	$51,428

Net Gain (Loss) on Investments	$2,799,937	$5,410,450	$1,797,955	$613,898	$52,380

Net Increase (Decrease) in Assets from Operations	$2,931,217	$5,450,997	$2,284,856	$1,631,148	$214,606

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2003 — Unaudited

STATEMENT OF CHANGES IN NET ASSETS

	Stock Funds

	Growth Fund		Opportunity Fund

	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/2003	12/31/2002	6/30/2003	12/31/2002

Operations:
Net Investment Income	$131,280	$141,021	$40,547	$116,248
Net Realized Gain (Loss) from Security Transactions	$(825,902)	$(2,622,476)	$(2,185,095)	$(4,145,349)
Net Unrealized Gain (Loss) on Investments	$3,625,839	$(12,674,555)	$7,595,545	$(11,460,177)

Net Increase (Decrease) in Assets from Operations	$2,931,217	$(15,156,010)	$5,450,997	$(15,489,278)

Distributions to Shareholders:
Net Investment Income	$0	$(143,106)	$0	$(119,022)
Net Realized Gain from Security Transactions	$0	$0	$0	$0

Net (Decrease) in Assets from Distributions	$0	$(143,106)	$0	$(119,022)

Capital Share Transactions:
Proceeds From Sale of Shares	$3,854,440	$9,085,455	$3,607,353	$9,011,376
Net Asset Value of Shares Issued on Reinvestment of Distributions	$0	$113,901	$0	$38,803
Cost of Shares Redeemed	$(3,637,778)	$(5,231,476)	$(3,824,495)	$(7,003,182)

Net Increase in Assets from Capital Share Transactions	$216,662	$3,967,880	$(217,142)	$2,046,997

Net Change in Net Assets	$3,147,879	$(11,331,236)	$5,233,855	$(13,561,303)

Net Assets at Beginning of Period	$41,157,180	$52,488,416	$55,261,377	$68,822,680

Net Assets at End of Period	$44,305,059	$41,157,180	$60,495,232	$55,261,377

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Stock Funds

	Realty Fund

	Period Ended	Year Ended
	6/30/2003	12/31/2002

Operations:
Net Investment Income	$486,901	$716,232
Net Realized Gain (Loss) from Security Transactions	$28,939	$(423,287)
Net Unrealized Gain (Loss) on Investments	$1,769,016	$(40,409)

Net Increase (Decrease) in Assets from Operations	$2,284,856	$252,536
Distributions to Shareholders:
Net Investment Income	$(449,698)	$(717,059)
Net Realized Gain from Security Transactions	$0	$0

Net (Decrease) in Assets from Distributions	$(449,698)	$(717,059)
Capital Share Transactions:
Proceeds From Sale of Shares	$5,335,495	$8,360,177
Net Asset Value of Shares Issued on Reinvestment of Distributions	$76,898	$123,539
Cost of Shares Redeemed	$(3,673,453)	$(973,541)

Net Increase in Assets from Capital Share Transactions	$1,738,940	$7,510,175
Net Change in Net Assets	$3,574,098	$7,045,652
Net Assets at Beginning of Period	$16,302,009	$9,256,357
Net Assets at End of Period	$19,876,107	$16,302,009

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2003 — Unaudited

STATEMENT OF CHANGES IN NET ASSETS

	Bond Funds

	Fixed Income Fund		Municipal Income Fund

	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/2003	12/31/2002	6/30/2003	12/31/2002

Operations:
Net Investment Income	$1,017,250	$1,955,965	$162,226	$325,840
Net Realized Gain (Loss) from Security Transactions	$649,865	$284,631	$952	$(2,398)
Net Unrealized Gain (Loss) on Investments	$(35,967)	$1,935,138	$51,428	$375,457

Net Increase (Decrease) in Assets from Operations	$1,631,148	$4,175,734	$214,606	$698,899

Distributions to Shareholders:
Net Investment Income	$(978,901)	$(1,945,162)	$(153,502)	$(324,026)

Net (Decrease) in Assets from Distributions	$(978,901)	$(1,945,162)	$(153,502)	$(324,026)

Capital Share Transactions:
Proceeds From Sale of Shares	$13,135,794	$11,421,398	$443,174	$1,953,000
Net Asset Value of Shares Issued on Reinvestment of Dividends/ Gains	$446,450	$884,875	$18,067	$39,817
Cost of Shares Redeemed	$(11,186,551)	$(8,094,818)	$(524,994)	$(793,803)

Net Increase in Assets from Capital Share Transactions	$2,395,693	$4,211,455	$(63,753)	$1,199,014

Net Change in Net Assets	$3,047,940	$6,442,027	$(2,649)	$1,573,887

Net Assets at Beginning of Period	$45,965,819	$39,523,792	$9,452,828	$7,878,941

Net Assets at End of Period	$49,013,759	$45,965,819	$9,450,179	$9,452,828

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	GROWTH FUND

Selected Data for a Share Outstanding Throughout the Period for the Growth Fund:

	Unaudited	Year Ended December 31
	1/1/03 to
	6/30/2003	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$18.50	$25.58	$29.28	$33.86	$30.98	$25.38
Operations:
Net Investment Income	$0.00	$0.07	$0.02	$0.02	$0.02	$0.05
Net Gains (Losses) on Securities (Realized & Unrealized)	$1.31	$(7.08)	$(3.70)	$(4.58)	$3.48	$7.32

Total Operations	$1.31	$(7.02)	$(3.68)	$(4.56)	$3.50	$7.37
Distributions:
Dividends from Net Investment Income	$0.00	$(0.07)	$(0.02)	$(0.02)	$(0.02)	$(0.05)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$(0.60)	$(1.72)

Total Distributions	$0.00	$(0.07)	$(0.02)	$(0.02)	$(0.62)	$(1.77)
Net Asset Value End of Period	$19.81	$18.50	$25.58	$29.28	$33.86	$30.98
Total Return	7.08%	(27.42%)	(12.58%)	(13.47%)	11.31%	29.10%
Net Assets, End of Period (Millions)	$44.31	$41.16	$52.49	$55.97	$62.02	$48.39
Ratios after Fee Waivers: (1)
Ratio of Expenses to Average Net Assets (2)	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Income to Average Net Assets (2)	0.63%	0.30%	0.04%	0.06%	0.07%	0.19%
Portfolio Turnover Rate	28.76%	49.39%	37.08%	32.03%	29.84%	39.71%

(1)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. As of 6/30/03, assuming no waiver of management fee expenses, the Growth Fund ratios would have been: Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 0.58%. (See accompanying note #3)

(2)	Ratios annualized in 2003.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout the Period for the Opportunity Fund:

	Unaudited	Year Ended December 31
	1/1/03 to
	6/30/2003	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$22.37	$28.53	$33.63	$33.40	$31.10	$26.44
Operations:
Net Investment Income	$0.00	$0.05	$(0.03)	$(0.06)	$(0.02)	$(0.02)
Net Gains (Losses) on Securities (Realized & Unrealized)	$2.17	$(6.16)	$(5.07)	$2.22	$3.94	$5.02

Total Operations	$2.17	$(6.11)	$(5.10)	$2.16	$3.92	$5.00
Distributions:
Dividends from Net Investment Income	$0.00	$(0.05)	$0.00	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$(1.93)	$(1.62)	$(0.34)

Total Distributions	$0.00	$(0.05)	$0.00	$(1.93)	$(1.62)	$(0.34)
Net Asset Value End of Period	$24.54	$22.37	$28.53	$33.63	$33.40	$31.10
Total Return	9.70%	(21.42%)	(15.17%)	6.34%	12.65%	18.93%
Net Assets, End of Period (Millions)	$60.50	$55.26	$68.82	$75.51	$62.78	$48.21
Ratios after Fee Waivers: (1)
Ratio of Expenses to Average Net Assets (2)	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Income to Average Net Assets (2)	0.15%	0.18%	(0.11%)	(0.19%)	(0.08%)	(0.06%)
Portfolio Turnover Rate	48.23%	61.32%	46.30%	34.06%	40.71%	41.46%

(1)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. As of 6/30/03, assuming no waiver of management fee expenses, the Opportunity Fund ratios would have been: Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 0.10%. (See accompanying note #3)

(2)	Ratios annualized in 2003.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	REALTY FUND

Selected Data for a Share Outstanding Throughout the Period for the Realty Fund:

	Unaudited	Year Ended December 31
	1/1/03 to
	6/30/2003	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$12.83	$12.83	$12.88	$10.72	$11.54	$15.00
Operations:
Net Investment Income	$0.32	$0.63	$0.64	$0.61	$0.54	$0.61
Net Return of Capital	$0.00	$0.00	$0.05	$0.05	$0.11	$0.12
Net Gains (Losses) on Securities (Realized & Unrealized)	$1.13	$(0.16)	$(0.10)	$2.11	$(0.93)	$(3.46)

Total Operations	$1.45	$0.47	$0.59	$2.77	$(0.28)	$(2.73)
Distributions:
Dividends from Net Investment Income	$(0.32)	$(0.63)	$(0.64)	$(0.61)	$(0.54)	$(0.61)
Distributions from Return of Capital	$0.00	$0.00	$0.00	$0.00	$0.00	$(0.12)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total Distributions	$(0.32)	$(0.63)	$(0.64)	$(0.61)	$(0.54)	$(0.73)
Net Asset Value End of Period	$13.96	$12.67	$12.83	$12.88	$10.72	$11.54
Total Return	12.83%	3.50%	4.75%	26.22%	(2.47%)	(18.56%)
Net Assets, End of Period (Millions)	$19.88	$16.30	$9.26	$8.47	$5.86	$5.10
Ratios after Fee Waivers: (1)
Ratio of Expenses to Average Net Assets (2)	0.95%	0.95%	0.95%	0.95%	0.95%	0.48%
Ratio of Net Income to Average Net Assets (2)	5.39%	5.10%	5.10%	5.30%	4.93%	5.17%
Portfolio Turnover Rate	10.57%	11.77%	7.36%	0.86%	11.21%	12.07%

(1)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. As of 6/30/03, assuming no waiver of management fee expenses, the Realty Fund ratios would have been: Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 5.34%. (See accompanying note #3)

(2)	Ratios annualized in 2003.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Fixed Income Fund:

	Unaudited	Year Ended December 31
	1/1/03 to
	6/30/2003	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$16.43	$15.60	$15.48	$14.93	$16.36	$15.84
Operations:
Net Investment Income	$0.34	$0.72	$0.82	$0.86	$0.81	$0.86
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.24	$0.83	$0.12	$0.55	$(1.41)	$0.55

Total Operations	$0.58	$1.55	$0.94	$1.41	$(0.60)	$1.41
Distributions:
Dividends from Net Investment Income	$(0.34)	$(0.72)	$(0.82)	$(0.86)	$(0.81)	$(0.86)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$(0.02)	$(0.03)

Total Distributions	$(0.34)	$(0.72)	$(0.82)	$(0.86)	$(0.83)	$(0.89)
Net Asset Value End of Period	$16.67	$16.43	$15.60	$15.48	$14.93	$16.36
Total Return	3.56%	10.16%	6.11%	9.76%	(3.68%)	9.05%
Net Assets, End of Period (Millions)	$49.01	$45.97	$39.52	$34.53	$30.37	$24.00
Ratios after Fee Waivers: (1)
Ratio of Expenses to Average Net Assets (2)	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Income to Average Net Assets (2)	4.31%	4.59%	5.19%	5.77%	5.45%	5.40%
Portfolio Turnover Rate	13.70%	32.03%	22.72%	29.16%	13.66%	24.89%

(1)	The Adviser waived the maximum 1.0% management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. As of 6/30/03, assuming no waiver of management fee expenses, the Fixed Income Fund ratios would have been: Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 4.16%. (See accompanying note #3)

(2)	Ratios annualized in 2003.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Municipal Income Fund:

	Unaudited	Year Ended December 31
	1/1/03 to
	6/30/2003	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$16.61	$15.90	$15.79	$15.18	$15.99	$15.88
Operations:
Net Investment Income	$0.27	$0.58	$0.63	$0.65	$0.60	$0.64
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.10	$0.71	$0.10	$0.61	$(0.80)	$0.18

Total Operations	$0.37	$1.29	$0.73	$1.26	$(0.20)	$0.82
Distributions:
Dividends from Net Investment Income (1)	$(0.27)	$(0.58)	$(0.62)	$(0.65)	$(0.60)	$(0.64)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$(0.01)	$(0.07)

Total Distributions	$(0.27)	$(0.58)	$(0.62)	$(0.65)	$(0.61)	$(0.71)
Net Asset Value End of Period	$16.71	$16.61	$15.90	$15.79	$15.18	$15.99
Total Return	2.24%	8.23%	4.66%	8.48%	(1.24%)	5.19%
Net Assets, End of Period (Millions)	$9.45	$9.45	$7.88	$6.06	$5.15	$3.93
Ratios after Fee Waivers: (2)
Ratio of Expenses to Average Net Assets (3)	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Income to Average Net Assets (3)	3.42%	3.64%	3.97%	4.30%	4.03%	4.01%
Portfolio Turnover Rate	1.70%	3.01%	5.57%	0.00%	8.44%	20.70%

(1)	All distributions are Federally tax exempt.

(2)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. As of 6/30/03, assuming no waiver of management fee expenses, the Municipal Income Fund ratios would have been: Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 3.07%. (See accompanying note #3)

(3)	Ratios annualized in 2003.

The accompanying notes are an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

1) Organization:

The Growth Fund, Fixed Income Fund, Opportunity Fund, Municipal Income Fund, and the Realty Fund (each individually a “Fund” and collectively the “Funds”) are each series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Opportunity and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998.

The investment objective of the Growth Fund is long term capital growth. The investment objective of the Opportunity Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invests primarily in real estate related equity securities.

2) Summary of Significant Accounting Policies:

Security Valuation and Transactions:

The investments in securities are carried at market value. The prices (net asset values) of the shares of each Fund are determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Gains and losses on sales of investments are calculated using the specific identification method.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

2) Summary of Significant Accounting Policies, continued:

Distributions:

Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to realized gains and/or paid-in-capital.

3)	Investment Advisory Agreement:

The investment advisory agreement provides that Johnson Investment Counsel, Inc. (the Adviser) will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Growth Fund, Opportunity Fund and Realty Fund paid the Adviser a management fee at the annual rate of 0.95% of each Funds’ average daily net assets, which was accrued daily and paid monthly. The Fixed Income Fund paid the Adviser a management fee at the annual rate of 0.85% of the Fund’s average daily net assets, and the Municipal Income Fund paid the Adviser a management fee at the annual rate of 0.65% of the Fund’s average daily net assets, both of which are accrued daily and paid monthly.

The Adviser received management fees for the period January 1 – June 30, 2003 as indicated below. These fees are after the Adviser waived part of the management fees on each of the funds from the maximum of 1.00% to the effective fee ratios listed below. The Adviser intends the fee waivers to be permanent, although the Adviser has the right to remove these fee waivers any time after April 30, 2005.

		Fee	Effective	Management
Fund	Fee	Waiver	Fee Ratio	Fee

Growth Fund	1.00%	0.05%	0.95%	$196,204
Opportunity Fund	1.00%	0.05%	0.95%	$264,226
Realty Fund	1.00%	0.05%	0.95%	$85,776
Fixed Income Fund	1.00%	0.15%	0.85%	$199,131
Municipal Income Fund	1.00%	0.35%	0.65%	$30,659

The above description applies to the investment advisory agreements in effect prior to December 18, 2001, as well as those in effect on or after that date. On December 18, 2001, the shareholders approved new agreements between the Adviser and the respective Funds after the acquisition of the assets of the Johnson Investment Counsel, Inc. by a corporation formed by a group of its employees. The new agreements are identical in all material aspects to the old agreements, with the exception of the dates of execution, effectiveness and termination.

4)	Related Party Transactions:

All officers and one trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. There are three independent Trustees. Each of the three independent Trustees received compensation during the 6 months ending June 30, 2003 of $3,000 for his responsibilities as trustee and has received no additional compensation from the Trust. Total Compensation for the Trustees, as a group was $9,000 for the period and as a group they received no additional compensation from the Trust. The Trust consists of eight Funds: Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III.

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2003, Johnson Investment Counsel, Inc., and entities that the Adviser could be deemed to control or have discretion over, owned in aggregate more than 25% of the Growth Fund, Opportunity Fund, Realty Fund, Fixed Income Fund, and the Municipal Income Fund.

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

5)	Purchases and Sales of Securities:

During the 6 months ended June 30, 2003, purchases and sales of investment securities aggregated:

	Investment Securities Other Than
	Short Term Investments and
	U.S. Government Obligations		U.S. Government Obligations

Fund	Purchases	Sales	Purchases	Sales

Growth Fund	$12,122,657	$11,669,691	$0	$0
Opportunity Fund	$26,103,404	$27,441,439	$0	$0
Realty Fund	$3,463,013	$1,834,191	$0	$0
Fixed Income Fund	$4,781,591	$1,200,000	$7,239,563	$4,966,035
Municipal Income Fund	$250,000	$157,000	$0	$0

6)	Capital Share Transactions:

As of June 30, 2003, there were an unlimited number of capital shares of no par value authorized. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder’s check or wire and application in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder’s written or telephone request in proper form.

Capital Share Transactions for the Period January 1 — June 30, 2003:

				Fixed	Municipal
	Growth	Opportunity	Realty	Income	Income
	Fund	Fund	Fund	Fund	Fund

Shares Sold to Investors	210,447	162,523	399,718	789,666	26,584
Shares Issued on Reinvestment Dividends	0	0	5,741	26,976	1,086

Subtotal	210,447	162,523	405,459	816,642	27,670
Shares Redeemed	(197,575)	(168,132)	(269,033)	(674,023)	(31,403)

Net Increase/ Decrease During Period	12,872	(5,609)	136,426	142,619	(3,733)
Shares Outstanding:
December 31, 2002 (Beginning of Period)	2,224,133	2,470,606	1,287,158	2,797,708	569,245
June 30, 2003 (End of Period)	2,237,005	2,464,997	1,423,584	2,940,327	565,512

7)	Security Transactions:

For Federal income tax purposes, the cost of investments owned on June 30, 2003 was the same as identified cost. As of June 30, 2003 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

			Net
			Appreciation
Fund	Appreciation	(Depreciation)	(Depreciation)

Growth Fund	$4,005,361	$(6,082,642)	$(2,077,281)
Opportunity Fund	$7,140,061	$(2,213,997)	$4,926,064
Realty Fund	$2,543,869	$(432,243)	$2,111,626
Fixed Income Fund	$2,857,270	$(61,427)	$2,795,843
Municipal Income Fund	$585,384	$(18,155)	$567,229

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

8)	Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9)	Net Investment Income and Net Realized Capital Losses:

As of June 30, 2003, the net investment income of the Realty Fund includes estimated return of capital.

As of December 31, 2002, the Growth Fund had accumulated net realized capital loss carryovers of $(474,319) expiring in 2008, $(84,431) expiring in 2009 and $(2,622,476) expiring in 2010. To the extent that the Growth Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2002, the Opportunity Fund had accumulated net realized capital loss carryovers of $(353,297) expiring in 2009 and $(4,114,858) expiring 2010. To the extent that the Opportunity Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers. The difference between book and tax losses consists of wash sales of $30,491.

As of December 31, 2002, the Realty Fund had accumulated net realized capital loss carryovers of $(99,788) expiring in 2006, $(232,203) expiring in 2007, $(70,911) expiring in 2008, $(180,838) expiring in 2009 and $(423,287) expiring in 2010. To the extent that the Realty Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2002, the Fixed Income Fund had accumulated net realized capital loss carryovers of $(280,857) expiring in 2008 and $(435,604) expiring in 2009. To the extent that the Fixed Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2002, the Municipal Income Fund had accumulated net realized capital loss carryovers of $(246) expiring in 2009 and $(2,398) expiring in 2010. To the extent that the Municipal Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

10)	Distributions to Shareholders:

Johnson Growth Fund

The tax character of distributions paid are as follows:

	2003	2002

Distribution paid from:
Undistributed Ordinary Income	0	143,106
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	0	143,106

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income/(Accumulated Loss)	(14,087)
Undistributed Long-Term Capital Gain/(Loss)	(3,181,224)
Unrealized Appreciation/(Depreciation)	(5,703,120)

Total distributable earnings on a tax basis	(8,898,431)

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

10) Distributions to Shareholders, continued:

Johnson Opportunity Fund

The tax character of distributions paid are as follows:

	2003	2002

Distribution paid from:
Undistributed Ordinary Income	0	119,022
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	0	119,022

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income/(Accumulated Loss)	(2,774)
Undistributed Long-Term Capital Gain/(Loss)	(4,468,154)
Unrealized Appreciation/(Depreciation)	(2,699,972)

Total distributable earnings on a tax basis	(7,170,900)

Johnson Realty Fund

The tax character of distributions paid are as follows:

	2003	2002

Distribution paid from:
Undistributed Ordinary Income	449,698	717,059
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	449,698	717,059

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income/(Accumulated Loss)	(825)
Undistributed Long-Term Capital Gain/(Loss)	(1,007,027)
Unrealized Appreciation/(Depreciation)	342,610

Total distributable earnings on a tax basis	(665,242)

Johnson Fixed Income Fund

The tax character of distributions paid are as follows:

	2003	2002

Distribution paid from:
Undistributed Ordinary Income	978,901	1,945,162
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	978,901	1,945,162

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income/(Accumulated Loss)	10,842
Undistributed Long-Term Capital Gain/(Loss)	(716,459)
Unrealized Appreciation/(Depreciation)	2,831,810

Total distributable earnings on a tax basis	2,126,193

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

10) Distributions to Shareholders, continued:

Johnson Municipal Income Fund

The tax character of distributions paid are as follows:

	2003	2002

Distribution paid from:
Undistributed Ordinary Income	153,502	324,026
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	153,502	324,026

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income/(Accumulated Loss)	1,819
Undistributed Long-Term Capital Gain/(Loss)	(2,643)
Unrealized Appreciation/(Depreciation)	515,800

Total distributable earnings on a tax basis	514,976

Trustees and Officers

Timothy E. Johnson	Trustee, President
John W. Craig	Independent Trustee
Ronald H. McSwain	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Richard T. Miller	Vice President
David C. Tedford	Secretary
Marc E. Figgins	CFO, Treasurer

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

The Provident Bank
Three East Fourth Street
Cincinnati, Ohio 45202

Auditors

McCurdy & Associates CPA’s, Inc.
27955 Clemens Road
Westlake, Ohio 44145

Legal Counsel

Thompson Hine, L.L.P.
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not applicable to Semi-Annual Reports.

Items 4. Principal Accountant Fees and Services.

Not applicable to Semi-Annual Reports.

Items 5. Audit Committee of listed companies.

Not applicable.

Items 6. [Reserved]

Items 7. Proxy Voting Policy and Procedure for Closed End Fund.

Not applicable.

Items 8. [Reserved]

Item 9. Controls and Procedures.

(a)  Based on an evaluation of the registrant’s disclosure controls and procedures as of August 25, 2003, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 10. Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications required by Item 10(a)(2) of Form N-CSR are filed herewith.

(b)  Certifications required by Item 10(b) of Form N-CSR are filed herewith.

(c)  Exhibit – 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/ Timothy E. Johnson Timothy E. Johnson, President

Date: August 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Timothy E. Johnson Timothy E. Johnson, President

Date: August 29, 2003

By: /s/ Marc E. Figgins Marc E. Figgins, Treasurer

Date: August 29, 2003